Exhibit 99.3

UNIFI®, Makers of REPREVE®, Announces Profitability Improvement Plan and Leadership Promotions

Company to streamline operations and reset costs to enhance margin and profitability

Board promotes multiple leaders to drive critical strategic initiatives through appointments of Chief Financial Officer, Chief Product Officer, President of Unifi Manufacturing, Inc., and Expanded General Counsel Role

GREENSBORO, N.C. – UNIFI, Inc. (NYSE: UFI) (together with its consolidated subsidiaries, “UNIFI”), makers of REPREVE and one of the world’s leading innovators in recycled and synthetic yarns, today announced that it has begun the implementation of a new Profitability Improvement Plan, focused on further reducing the Company’s costs, streamlining operations, and investing in innovation. The Company also announced new executive officer appointments to critical roles.

Highlights:

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Profitability Improvement Plan includes:
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Cost reset and headcount reductions that are expected to lower expenses by $10 million to $15 million annually
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Sales transformation initiatives focused on improving efficiencies and processes expected to bolster operating margins by $6 million annually
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Savings are expected to be invested into margin accretive opportunities and product innovation for REPREVE and will be used to strengthen the Company’s financial profile beyond actions taken to date
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A.J. Eaker promoted to Executive Vice President and Chief Financial Officer
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Meredith S. Boyd promoted to Executive Vice President and Chief Product Officer
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Brian D. Moore promoted to Executive Vice President and President of Unifi Manufacturing, Inc.
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Gregory K. Sigmon promoted to Executive Vice President, General Counsel and Corporate Secretary, with expanded leadership responsibilities over Sustainability and Government Affairs functions.

“In recognition of the current operating environment, we recently implemented an extensive Profitability Improvement Plan to optimize our resources,” said Eddie Ingle, CEO of Unifi, Inc. “While this

Plan came with difficult decisions, these measures will significantly improve profitability, helping to ensure UNIFI has a robust foundation to foster growth and innovation, core tenets of the Company’s strategy. Additionally, the transformation of our sales processes will serve as a direct catalyst to improve gross margins and operational efficiencies. Savings from these initiatives will be reinvested in the business, first in areas that should help us accelerate growth as demand levels reach the expected rebound across our industry in calendar 2024, and then to bolster the our balance sheet and already strong financial profile.”

Ingle continued, “We have streamlined our organization and realigned our Leadership Team to support a more efficient and responsive go-to-market structure. Collectively these actions will better prepare the business to deliver stronger results as our industry pivots to growth in calendar 2024. Over the last decade we have focused on leadership development within our organization, and we are therefore very proud to announce promotions of talented leaders like A.J., Meredith, Brian, and Greg. Each has extensive experience and proven track records at UNIFI that have been invaluable to the organization and our customers. The Board and I are thrilled to complete the leadership appointments and promotions, as they will make strong impacts on their respective teams and help drive the future growth of our Company.”

Profitability Improvement Plan

UNIFI began the implementation of an extensive Profitability Improvement Plan in December 2023. The first part of this strategy realigned resources, reduced headcount and further reset costs, which lowers the Company’s variable operating expenses in both production and administrative activities in the United States. These actions have been completed and are expected to reduce expenses by $2.5 million per quarter at the start of fiscal 2025. The Company recorded a severance charge of $2.4 million during the December 31, 2023 quarter as a result.

The second part of the Profitability Improvement Plan is focused on gross margin expansion initiatives through a transformation of the Company’s sales process. This transformation includes actions designed to streamline processes, improve inventory management, and realign resources to maximize efficiencies in the current and future operating environment.

The total reduction in costs and anticipated profitability improvement as a result of the execution of this Plan is expected to reach $20 million on an annual run-rate basis at the start of fiscal 2025. The Company plans to reinvest these savings into areas of the business that will create additional revenue and margin accretive opportunities beyond the traditional apparel market it serves today.

Leadership Appointments

A.J. Eaker has been appointed Executive Vice President and Chief Financial Officer. Mr. Eaker served as Interim Chief Financial Officer of UNIFI since August 2023, as Treasurer since December 2022, and as Vice President of UNIFI's primary domestic operating subsidiary since June 2017. Mr. Eaker has held various positions with increasing leadership and functional responsibilities since joining the Company in March 2014, including Vice President of Finance, Corporate Finance Manager, and Assistant Controller, following more than five years in public accounting.

Meredith S. Boyd has been appointed Executive Vice President and Chief Product Officer. Ms. Boyd previously served as Senior Vice President of Sustainability, Technology & Innovation for the last three years and joined UNIFI in 2007. She has been instrumental in driving international growth and product differentiation, particularly in sustainable practices. Her expertise spans multiple roles, including Global Business Development and Brand Sales, and she has been a prominent figure in industry conferences and publications.

Brian D. Moore has been appointed Executive Vice President and President of Unifi Manufacturing, Inc., the Company’s primary operating subsidiary in the United States. Mr. Moore previously served as Senior Vice President of Direct Sales & Operations, leading various aspects of the United States sales team for the past year, after serving as Vice President of Global Brand Sales from 2020 to 2023. Mr. Moore first joined UNIFI in 1993, eventually leading UNIFI’s Asian market and gaining extensive experience in various sectors of the textile industry through transforming sales and operations for global fashion and apparel companies before returning to UNIFI in 2020. His leadership and experience underscores his capability to steer the manufacturing division effectively.

Second Quarter Fiscal 2024 Earnings Conference Call

UNIFI will provide additional commentary regarding these initiatives during its second quarter fiscal 2024 earnings conference call on February 1, 2024, at 8:30 a.m., Eastern Time. The call can be accessed via a live audio webcast on UNIFI’s website at http://investor.UNIFI.com. Additional supporting materials and information related to the call will also be available on UNIFI’s website.

About UNIFI

Unifi, Inc. (NYSE: UFI) is a global textile solutions provider and one of the world's leading innovators in manufacturing synthetic and recycled performance fibers. Through REPREVE, one of UNIFI's proprietary technologies and the global leader in branded recycled performance fibers, UNIFI has transformed more than 40 billion plastic bottles into recycled fiber for new apparel, footwear, home goods, and other consumer products. UNIFI continually innovates technologies to meet consumer needs in moisture management, thermal regulation, antimicrobial protection, UV protection, stretch, water resistance, and enhanced softness. UNIFI collaborates with many of the world's most influential brands in the sports apparel, fashion, home, automotive, and other industries. For more information about UNIFI, visit www.unifi.com.

Cautionary Statement on Forward-Looking Statements

Certain statements included herein contain “forward-looking statements” within the meaning of federal securities laws about the financial condition and results of operations of UNIFI that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement.

Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where UNIFI competes, including economic and political factors over which UNIFI has no control; changes in consumer spending, customer preferences, fashion trends and end uses for products; the financial condition of UNIFI’s customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power or water shortages, extreme weather conditions and other disruptions at one of our facilities; the disruption of operations, global demand, or financial performance as a result of catastrophic or extraordinary events, including epidemics or pandemics such as the recent strain of coronavirus; the success of UNIFI’s strategic business initiatives; the volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest and inflation rates; fluctuations in production costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain and motivate key employees; the impact of climate change or environmental, health and safety regulations; and the impact of tax laws, the judicial or administrative interpretations of tax laws and/or changes in such laws or interpretations.

All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on UNIFI. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in UNIFI’s most recent Annual Report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by UNIFI with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

Contact information:

Davis Snyder or Darren Yeun

Alpha IR Group

312-445-2870

UFI@alpha-ir.com

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